SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2003


                              MERITAGE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          MARYLAND                        I-9977                 86-0611231
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


8501 E. PRINCESS DRIVE, SUITE 290, SCOTTSDALE, ARIZONA             85255
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (480) 609-3330
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

            99.1    Press Release dated April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     References to "we," "our" and "us" in this Current Report on Form 8-K refer to Meritage Corporation and its consolidated subsidiaries.

     On April 24, 2003, we issued a press release to announce our first quarter earnings for the three months ended March 31, 2003. A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached as Exhibit 99.1. This press release is being furnished, not filed, under Item 12 in this Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2003

                                        MERITAGE CORPORATION

                                        By: /s/ Vicki L. Biggs
                                            ------------------------------------
                                            Vicki L. Biggs
                                            Chief Accounting Officer and
                                            Vice President-Controller

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Earnings Release - First Quarter 2003